Morgan Stanley Special Growth Fund
                          Item 77(O) 10F-3 Transactions
                         March 1, 2003 - August 31, 2003



 Security   Purcha   Size    Offeri   Total   Amount   % of    % of
Purchased     se/     of       ng    Amount     of    Offeri   Fund   Brokers
             Trade  Offeri   Price     of     Shares    ng      s
             Date     ng       of   Offering  Purcha  Purcha   Tota
                             Shares             sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

                                                                     Citigroup,
 Amphenol                                                             Merrill
Corporatio  08/15/  8,700,   $50.00 $435,000   3,300  0.038%    %     Lynch &
    n         03      000             ,000                           Co, Morgan
                                                                      Stanley,
                                                                       Lehman
                                                                     Brothers,
                                                                        UBS
                                                                     Investment
                                                                       Bank,
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                        , JP
                                                                     Morgan and
                                                                       Thomas
                                                                       Weisel
                                                                      Partners
                                                                        LLC